UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2008

PINNACLE ENTERTAINMENT, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-13641	95-3667491
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3800 Howard Hughes Parkway Las Vegas, Nevada	89169
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (702) 784-7777

N/A

(Former name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On February 22, 2008, Pinnacle Entertainment, Inc. (“Pinnacle”), and Arch Specialty Insurance Company (“Arch”) entered into a settlement agreement to settle Pinnacle’s lawsuit against Arch in connection with the hurricane-related damage to Pinnacle’s former casino in Biloxi, Mississippi and its Boomtown New Orleans casino in Harvey, Louisiana (the “Settlement Agreement”). Arch has agreed to pay Pinnacle $36.75 million on or before March 17, 2008 in exchange for a full and final release of all claims and a dismissal with prejudice of Pinnacle’s lawsuit against Arch. Arch’s payment will come from its $50 million policy participation in the $100 million layer of coverage in excess of $150 million. Pinnacle continues to pursue its claims against the two remaining defendant insurance carriers for their respective shares of Pinnacle’s total hurricane-related damage and consequential loss, which Pinnacle values at least at $297 million. One of those carriers, Allianz Global Risks US Insurance Company, insured the layer of loss between $100 million and $150 million and has previously advanced $5 million, subject to a reservation of rights. The other carrier, RSUI Indemnity Company, provided pari passu coverage with Arch for the $100 million layer and is the sole carrier for the layer of coverage between $250 million and $400 million. As of February 26, 2008, Pinnacle has received payments or payment commitments totaling approximately $141.75 million from its insurers relative to these claims, including the settlement payment to be received from Arch.

The foregoing description of the Settlement Agreement does not purport to be complete and is qualified in its entirety by reference to the Settlement Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is hereby incorporated by reference.

Item 2.02.	Results of Operations and Financial Condition.

On February 26, 2008, Pinnacle Entertainment, Inc. issued a press release announcing the results of operations and financial condition for the fourth quarter and year ended December 31, 2007. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information contained in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, that is being furnished shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
Exhibit 10.1	Settlement Agreement dated February 22, 2008, Pinnacle Entertainment, Inc. and Arch Specialty Insurance Company.

Exhibit 99.1	Press release dated February 26, 2008, issued by Pinnacle Entertainment, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE ENTERTAINMENT, INC.
(Registrant)

Date: February 26, 2008	By:	/s/ Stephen H. Capp
Stephen H. Capp
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
Exhibit 10.1	Settlement Agreement dated February 22, 2008, Pinnacle Entertainment, Inc. and Arch Specialty Insurance Company.

Exhibit 99.1	Press release dated February 26, 2008, issued by Pinnacle Entertainment, Inc.

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